                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our reports as of the dates and relating to the financial statements of the companies listed below, which appear in such Prospectus.

COMPANY                                                                                       DATE OF REPORT
--------------------------------------------------------------------------------------  --------------------------
Cumulus Media Inc.                                                                      March 18, 1998,
                                                                                        except as to Note 15,
                                                                                        which is as of June 18,
                                                                                        1998

Albany Broadcasting Company                                                             May 28, 1998

American Communications Company, Inc.                                                   May 29, 1998

Arbor Radio LP                                                                          February 19, 1998

Beaumont Skywave, Inc.                                                                  May 21, 1998

Caribbean Communications Company Limited                                                March 9, 1998

Carolina Broadcasting, Inc. and Georgetown Radio, Inc.                                  March 4, 1998

Castle Broadcasting Limited Partnership                                                 May 21, 1998

Clearly Superior Radio Properties                                                       February 24, 1998

Communications Properties, Inc.                                                         May 26, 1998

Crystal Radio Group, Inc.                                                               March 13, 1998

Esprit' Communication Corporation                                                       May 26, 1998

Forjay Broadcasting Corporation                                                         May 21, 1998

HVS Partners                                                                            February 25, 1998

Jan-Di Broadcasting, Inc.                                                               April 30, 1998

K-Country, Inc.                                                                         May 29, 1998

Lesnick Communications, Inc.                                                            May 19, 1998

Louisiana Media Interests, Inc. and Subsidiaries                                        March 9, 1998

M&M Partners                                                                            June 4, 1998

Midland Broadcasters, Inc.                                                              May 12, 1998

The Midwestern Broadcasting Company, Radio Stations
  WWWM-FM and WLQR-AM                                                                   February 11, 1998

Mustang Broadcasting Company                                                            May 21, 1998

Ninety Four Point One, Inc. and KAYD AM/FM                                              February 20, 1998,
                                                                                        except as to Note 7,
                                                                                        which is as of March 6,
                                                                                        1998

Pamplico Broadcasting, L.P.                                                             May 28, 1998

Phoenix Broadcast Partners, Inc.                                                        May 20, 1998

COMPANY                                                                                       DATE OF REPORT
--------------------------------------------------------------------------------------  --------------------------
Radio Ingstad, Inc., Radio Albert Lea, Inc. and KRCH of Minnesota, Inc.                 May 29, 1998

Savannah Valley Broadcasting Radio Properties                                           February 27, 1998

Seacoast Radio Company, LLC                                                             June 12, 1998

Sunny Broadcasters, Inc.                                                                June 12, 1998

Tallahassee Broadcasting, Inc.                                                          May 22, 1998

Tally Radio, LC                                                                         May 22, 1998

Tryon-Seacoast Communications, Inc.                                                     May 22, 1998

Value Radio Corporation                                                                 February 24, 1998

Venice Broadcasting Corp.                                                               June 9, 1998

Wilks Broadcast Acquisitions, Inc.                                                      February 16, 1998

WJCL-FM                                                                                 May 21, 1998

WKKO-FM, WRQN-FM, WTOD-AM and WIMX-FM                                                   February 6, 1998

WWFG-FM and WOSC-FM                                                                     March 18, 1998
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    We also consent to the reference to us under the heading "Experts" in such
Prospectus.

/s/ PRICE WATERHOUSE LLP


Chicago, Illinois
June 24, 1998